Acquisition of Ship-to-Ship Transfer Business - Summarized Consolidated Pro Forma Financial Information (Detail) - Ship to Ship Transfer Business [Member] - USD ($) $ / shares in Units, $ in Thousands	3 Months Ended	6 Months Ended
	Jun. 30, 2015	Jun. 30, 2015
Business Acquisition [Line Items]
Revenues	$ 131,558	$ 254,110
Net Income	$ 45,771	$ 85,737
Earnings per common share:
Basic	$ 0.37	$ 0.70
Diluted	$ 0.37	$ 0.70